Exhibit 25.1

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY
UNDER THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE

CHECK IF AN APPLICATION TO DETERMINE
ELIGIBILITY OF A TRUSTEE PURSUANT TO
SECTION 305(b)(2)           ☐

THE BANK OF NEW YORK MELLON
TRUST COMPANY, N.A.

(Exact name of trustee as specified in its charter)

(Jurisdiction of incorporation if not a U.S. national bank)	95-3571558 (I.R.S. employer identification no.)
400 South Hope Street Suite 500 Los Angeles, California (Address of principal executive offices)	90071 (Zip code)

Molson Coors Beverage Company

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	84-0178360 (I.R.S. employer identification no.)

P.O. BOX 4030, NH353 Golden, Colorado (Address of principal executive offices) and 1555 Notre Dame Street East Montréal, Québec, Canada H2L 2R5 (Address of principal executive offices)	80401 (Zip code)

Molson Coors International LP

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	61-1529355 (I.R.S. employer identification no.)
P.O. BOX 4030, NH353 Golden, Colorado (Address of principal executive offices)	80401 (Zip code)

Molson Coors Holdco Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	45-4978838 (I.R.S. employer identification no.)
P.O. BOX 4030, NH353 Golden, Colorado (Address of principal executive offices)	80401 (Zip code)

Molson Coors Beverage Company USA LLC

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	26-2387410 (I.R.S. employer identification no.)
250 S. Wacker Drive, Suite 800 Chicago, Illinois (Address of principal executive offices)	60606 (Zip code)

Molson Coors USA LLC

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	30-1004075 (I.R.S. employer identification no.)
250 S. Wacker Drive, Suite 800 Chicago, Illinois (Address of principal executive offices)	60606 (Zip code)

Coors Distributing Company LLC

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	85-0740899 (I.R.S. employer identification no.)
5400 N. Pecos Street Denver, Colorado (Address of principal executive offices)	80221 (Zip code)

Coors Brewing Company

(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation or organization)	35-2400440 (I.R.S. employer identification no.)
P.O. BOX 4030, NH353 Golden, Colorado (Address of principal executive offices)	80401 (Zip code)

Newco3, Inc.

(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation or organization)	80-0357759 (I.R.S. employer identification no.)
P.O. BOX 4030, NH353 Golden, Colorado (Address of principal executive offices)	80401 (Zip code)

CBC Holdco LLC

(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation or organization)	37-1542462 (I.R.S. employer identification no.)
P.O. BOX 4030, NH353 Golden, Colorado (Address of principal executive offices)	80401 (Zip code)

CBC Holdco 2 LLC

(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation or organization)	27-5470101 (I.R.S. employer identification no.)
P.O. BOX 4030, NH353 Golden, Colorado (Address of principal executive offices)	80401 (Zip code)

CBC Holdco 3, Inc.

(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation or organization)	81-3919736 (I.R.S. employer identification no.)
P.O. BOX 4030, NH353 Golden, Colorado (Address of principal executive offices)	80401 (Zip code)

Molson Canada 2005

(Exact name of registrant as specified in its charter)

Ontario (State or other jurisdiction of incorporation or organization)	98-0458610 (I.R.S. employer identification no.)
33 Carlingview Drive Toronto, Ontario, Canada M9W 5E4 (Address of principal executive offices)	(Zip code)

Molson Coors International General, ULC

(Exact name of registrant as specified in its charter)

Nova Scotia (State or other jurisdiction of incorporation or organization)	98-0532434 (I.R.S. employer identification no.)
c/o Molson Canada 2005 33 Carlingview Drive Toronto, Ontario, Canada M9W 5E4 (Address of principal executive offices)	(Zip code)

Molson Coors Callco ULC

(Exact name of registrant as specified in its charter)

Nova Scotia (State or other jurisdiction of incorporation or organization)	98-0451609 (I.R.S. employer identification no.)
c/o Molson Canada 2005 33 Carlingview Drive Toronto, Ontario, Canada M9W 5E4 (Address of principal executive offices)	(Zip code)

Coors International Holdco 2, ULC

(Exact name of registrant as specified in its charter)

Nova Scotia (State or other jurisdiction of incorporation or organization)	98-1322671 (I.R.S. employer identification no.)
c/o Molson Canada 2005 33 Carlingview Drive Toronto, Ontario, Canada M9W 5E4 (Address of principal executive offices)	(Zip code)

Debt Securities and
Guarantees of Debt Securities
(Title of the indenture securities)

1.	General information. Furnish the following information as to the trustee:

(a)	Name and address of each examining or supervising authority to which it is subject.

Name	Address
Comptroller of the Currency United States Department of the Treasury	Washington, DC 20219
Federal Reserve Bank	San Francisco, CA 94105
Federal Deposit Insurance Corporation	Washington, DC 20429

(b)	Whether it is authorized to exercise corporate trust powers.

Yes.

2.	Affiliations with Obligor.

If the obligor is an affiliate of the trustee, describe each such affiliation.

None.

16.	List of Exhibits.

Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act").

1.	A copy of the articles of association of The Bank of New York Mellon Trust Company, N.A., formerly known as The Bank of New York Trust Company, N.A. (Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121948 and Exhibit 1 to Form T-1 filed with Registration Statement No. 333-152875).

2.	A copy of certificate of authority of the trustee to commence business. (Exhibit 2 to Form T-1 filed with Registration Statement No. 333-121948).

3.	A copy of the authorization of the trustee to exercise corporate trust powers (Exhibit 3 to Form T-1 filed with Registration Statement No. 333-152875).

4.	A copy of the existing by-laws of the trustee (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-229762).

6.	The consent of the trustee required by Section 321(b) of the Act (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-152875).

7.	A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

SIGNATURE

Pursuant to the requirements of the Act, the Trustee, The Bank of New York Mellon Trust Company, N.A., a banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago, and State of Illinois, on the 10th day of February, 2021.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

By:	/s/ Lawrence M. Kusch
	Name:	Lawrence M. Kusch
	Title:	Vice President

EXHIBIT 7

Consolidated Report of Condition of

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

of 400 South Hope Street, Suite 500, Los Angeles, CA 90071

At the close of business December 31, 2020, published in accordance with Federal regulatory authority instructions.

Dollar amounts
in thousands
ASSETS

Cash and balances due from depository institutions:
Noninterest-bearing balances and currency and coin	1,685
Interest-bearing balances	335,190
Securities:
Held-to-maturity securities	0
Available-for-sale debt securities	77,127
Equity securities with readily determinable fair values not held for trading	0
Federal funds sold and securities
purchased under agreements to resell:
Federal funds sold in domestic offices	0
Securities purchased under agreements to resell	0
Loans and lease financing receivables:
Loans and leases held for sale	0
Loans and leases, held for investment	0
LESS: Allowance for loan and lease losses	0
Loans and leases held for investment, net of allowance	0
Trading assets	0
Premises and fixed assets (including capitalized leases)	22,577
Other real estate owned	0
Investments in unconsolidated subsidiaries and associated companies	0
Direct and indirect investments in real estate ventures	0
Intangible assets	856,313
Other assets	104,906

Total assets	$1,397,798

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LIABILITIES

Deposits:
In domestic offices	1,612
Noninterest-bearing	1,612
Interest-bearing	0
Not applicable
Federal funds purchased and securities
sold under agreements to repurchase:
Federal funds purchased in domestic offices	0
Securities sold under agreements to repurchase	0
Trading liabilities	0
Other borrowed money:
(includes mortgage indebtedness and obligations under capitalized leases)	0
Not applicable
Not applicable
Subordinated notes and debentures	0
Other liabilities	270,910
Total liabilities	272,522
Not applicable

EQUITY CAPITAL

Perpetual preferred stock and related surplus	0
Common stock	1,000
Surplus (exclude all surplus related to preferred stock)	324,364
Not available
Retained earnings	798,671
Accumulated other comprehensive income	1,241
Other equity capital components	0
Not available
Total bank equity capital	1,125,276
Noncontrolling (minority) interests in consolidated subsidiaries	0
Total equity capital	1,125,276
Total liabilities and equity capital	1,397,798

I, Matthew J. McNulty, CFO of the above-named bank do hereby declare that the Reports of Condition and Income (including the supporting schedules) for this report date have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.

Matthew J. McNulty	)	CFO

We, the undersigned directors (trustees), attest to the correctness of the Report of Condition (including the supporting schedules) for this report date and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

Antonio I. Portuondo, President	)
Michael P. Scott, Managing Director	)	Directors (Trustees)
Kevin P. Caffrey, Managing Director	)

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